LORD ABBETT GLOBAL FUND, INC.

                    A Lord Abbett Managed Investment Company
      The GM Building  767 Fifth Avenue  New York, New York 10153-0203 o
                                 (212) 848-1800



July 14, 1998

Dear Fellow Shareholder:

Here's news you'll be interested in as a shareholder  of Lord Abbett Global Fund
- Equity Series.

You are cordially invited to attend a Special Meeting of Equity Series Shareholders that will take place:

o    Date and Time:        Tuesday, September 15, 1998 at 11:00 a.m.

o    Location:    875 Third Avenue, 25th Floor
                           New York, New York

The meeting's agenda includes a shareholder vote on whether to:

o Approve or disapprove a Sub-Investment Management Agreement for the Series with Fuji-Lord Abbett International, Limited ("Sub-Adviser") (formerly named Fuji Investment Management Co. (Europe) Ltd.), as described in the Proxy Statement.

o Approve or disapprove a new Sub-Investment Management Agreement (which is substantially the same as the prior agreement), in anticipation of Lord Abbett's acquisition of a 25% or greater ownership interest in the Sub-Adviser, as described in the Proxy Statement.

Lord Abbett is very excited about these proposals, which involve no additional cost to shareholders, and we are pleased the Series' Board of Directors has unanimously recommended that shareholders cast their votes "in favor" of them both.

Lord Abbett is first recommending the appointment of the Sub-Adviser which since 1983 has been an international asset management affiliate of the Fuji Bank Group, one of the world's largest financial institutions. The Sub-Adviser manages pooled and segregated portfolios for U.K., European and Far Eastern institutions, as well as several mutual funds. While Lord Abbett currently owns an interest in the Sub-Adviser, we are also recommending approval of a new Sub-Investment Management Agreement following its acquisition of 25% or more of the Sub-Adviser's outstanding stock. We believe this action will help to ensure our shareholders reap the potential benefits of a long-term relationship with this global investment firm.

Past performance is no indication of future results. Funds that invest in foreign securities, such as Lord Abbett Global Fund - Equity Series, are affected by currency fluctuation and other foreign investment risk factors.

The proposals that Series shareholders will put to a vote on September 15 are described in the enclosed proxy statement. I encourage you to review this document as a way to help ensure that your votes really count, no matter how many Series' shares you own. Please sign, date and mail the enclosed proxy card in the postage-paid return envelope at your earliest convenience. If you have any questions regarding the meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

Sincerely,




Robert S. Dow
Chairman of the Board

                          LORD ABBETT GLOBAL FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153


            NOTICE OF SPECIAL MEETING OF EQUITY SERIES' SHAREHOLDERS
                                   TO BE HELD
                               September 15, 1998

                                 PROXY STATEMENT

       PLEASE SIGN AND MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID
                      ENVELOPE, EVEN IF YOU OWN ONLY A FEW
                   SHARES. YOUR PROMPT RETURN OF THE PROXY MAY
                       SAVE THE EQUITY SERIES THE EXPENSE OF FURTHER
               SOLICITATIONS TO ENSURE A QUORUM AT THIS MEETING.

                  LORD ABBETT GLOBAL FUND, INC. - EQUITY SERIES
                                767 Fifth Avenue
                            New York, New York 10153




Notice of Special Meeting of Equity Series' Shareholders
To Be Held September 15, 1998                                      July 14, 1998


Notice is given hereby of a Special Meeting of the shareholders of the Equity Series (the "Series") of Lord Abbett Global Fund, Inc. (the "Fund"). The Meeting will be held on the 25th floor, 875 Third Avenue, New York, New York, on Tuesday, September 15, 1998, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the Meeting and any adjournments thereof.

ITEM 1. To approve or disapprove a Sub-Investment Management Agreement with Fuji-Lord Abbett International, Limited (formerly named Fuji Investment Management Co. (Europe) Ltd.) (the "Sub-Adviser"), as described in the Proxy Statement.

ITEM 2. To approve or disapprove a new Sub-Investment Management Agreement, in anticipation of Lord, Abbett & Co.'s acquisition of a 25% or greater ownership interest in the Sub-Adviser, as described in the Proxy Statement.


                                              By order of the Board of Directors


                                              Paul A. Hilstad
                                              Vice President and Secretary

The Board of Directors has fixed the close of business on June 24, 1998 as the record date for determination of shareholders of the Equity Series entitled to notice of, and to vote at, the Special Meeting. Shareholders are entitled to one vote for each share held. As of June 24, 1998, there were 6,300,765 shares of the Equity Series issued and outstanding.


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                          LORD ABBETT GLOBAL FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                   July 14, 1998

                                 PROXY STATEMENT

                  This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Global Fund, Inc. (the "Fund"), a diversified, open-end management investment company organized as a Maryland corporation, for use at a Special Meeting of shareholders of the Equity Series (the "Series") of the Fund to be held at 11:00 a.m. on Tuesday, September 15, 1998, on the 25th floor, 875 Third Avenue, New York, New York 10153, and at any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about July 14, 1998.

                  At the close of business on June 24, 1998 (the "Record Date"), there were issued and outstanding 6,300,765 shares of the Series. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of the Fund and its affiliates. The Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The cost of the solicitation initially will be borne one-half by the Series and one-half by Lord, Abbett & Co. ("Lord Abbett"), the Investment Manager of the Fund.

                  Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Series held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the item described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the Meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the Meeting.

1.       PROPOSAL TO APPROVE A SUB-INVESTMENT MANAGEMENT AGREEMENT

Lord Abbett serves as the Fund's investment manager and is responsible for providing the Fund with a continuous investment program pursuant to an Investment Management Contract dated August 29, 1988 (the "Management Contract"). The Management Contract was most recently approved by the shareholders of the Fund at an annual meeting held on May 10, 1989.

At a meeting of the Directors held on April 15, 1998, the Directors unanimously voted to terminate the Series' Sub-Investment Management Agreement with Dunedin Fund Managers Limited, effective June 14, 1998.

At a meeting of the Directors held on May 5, 1998, the Directors, including all of the Independent Directors, unanimously approved a Sub-Investment Management Agreement (the "Sub-Investment Management Agreement") between Lord Abbett and Fuji Investment Management Co. (Europe) Ltd. (the "Sub-Adviser"), effective June 15, 1998. The Sub-Adviser was renamed Fuji-Lord Abbett International, Limited on July 8, 1998. Under the Sub-Investment Management Agreement, the Sub-Adviser serves as a sub-adviser to the Series.

The Sub-Adviser is an affiliate of Fuji Bank Limited of Tokyo, Japan ("Fuji Bank"). Fuji Bank owns 36.84% of the outstanding voting stock of the
Sub-Adviser, and an affiliate of Fuji Bank, Fuji Investment Management Co. (Tokyo) Ltd. ("FIMCO Tokyo"), owns 39.74% of such outstanding voting stock. Fuji International Finance, PLC owns 2.37% of such outstanding stock. Lord Abbett directly owns 21.05% of the Sub-Adviser's outstanding stock. In addition, Lord Abbett directly owns a minor percentage (5.7%) of the outstanding voting stock of FIMCO Tokyo. Therefore, Lord Abbett also indirectly owns a small percentage (2.265%) of the Sub-Adviser's outstanding voting shares, for a total direct and indirect ownership of such stock of 23.315%. Lord Abbett intends to increase its direct ownership interest as described below under Proposal 2.

Christopher Taylor, Deputy Managing Director of the Sub-Adviser, serves as portfolio manager for the Series. He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience. The names, principal occupations and addresses of all of the officers and directors of the Sub-Adviser are set forth below.

         Kunitake Nomura                       Director, Sub-Adviser.
                                               President,* FIMCO Tokyo
                                               Fuji Plaza
                                               8-1 Nihonbashi Konbunacho Chuo-ku
                                               Tokyo 103-0024, Japan

         Hiroaki Kobayashi                     Managing Director,* Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Christopher Taylor                    Deputy Managing Director,*
                                               Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Robert S. Dow                         Director, Sub-Adviser.
                                               Managing Partner,* Lord, Abbett
                                               & Co.
                                               767 Fifth Avenue
                                               New York, New York  10153-0203,
                                               United States

         Terunobu Toriumi                      Director, Sub-Adviser.
                                               Senior Executive Vice President,*
                                               FIMCO Tokyo
                                               Fuji Plaza
                                               8-1 Nihonbashi Konbunacho Chuo-ku
                                               Tokyo 103-0024, Japan

         Osamu Kita                            Director, Sub-Adviser.
                                              Managing Director,* Fuji Bank Ltd.
                                               7-11 Finsbury Circus
                                               London EC2M 7PX, United Kingdom

         Magane Ide                            Director, Sub-Adviser.
                                               Executive Vice President,*
                                               FIMCO Tokyo
                                               Fuji Plaza
                                               8-1 Nihonbashi Konbunacho Chuo-ku
                                               Tokyo 103-0024, Japan

         Hideshi Iwai                          Director, Sub-Adviser.
                                               Director,* Fuji Bank
                                               1-5-5 Otemachi Chiyoda-ku
                                               Tokyo 100-0004, Japan

         Junji Miyamoto                        Director, Sub-Adviser.
                                               Managing Director,* Fuji
                                               International Finance PLC
                                               7-11 Finsbury Circus
                                               London EC2M 7NT, United Kingdom

         Alan Howell                           Associate Director,
                                               Compliance Officer,* Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Stuart Wigfall                        Associate Director, Head of Bonds
                                               and Treasury,* Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Yoshitaka Yoshino                     Senior Manager, Fund Manager,*
                                               Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Atul Sangani                          Manager, Company Accounting,
                                               Fund Accounting,* Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Janice Laugharne                      Manager, Settlement,*
                                               Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom

         Warren Goillau                        Manager, Fund Manager,*
                                               Sub-Adviser.
                                               7-11 Finsbury Circus
                                               London EC2M 7HJ, United Kingdom


         *        Principal Occupation



Under the Sub-Investment Management Agreement, the Sub-Adviser provides the Series with advice and recommendations regarding the Series' investments. The Sub-Adviser also provides the Series on a continuous basis with economic and financial information, as well as other research and assistance.

A form of the Sub-Investment Management Agreement is attached to this Proxy Statement as Exhibit A. The material terms of the Sub-Investment Management Agreement are described below, although the description below is qualified by reference to Exhibit A.

MATERIAL PROVISIONS OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT

A.  Compensation

The Sub-Investment Management Agreement provides that the Sub-Adviser is required to pay all expenses that it incurs in connection with the performance of its duties under the Agreement. The Sub-Investment Management Agreement also provides that Lord Abbett, not the Series, shall pay the sub-advisory fees.

Pursuant to the Sub-Investment Management Agreement, Lord Abbett pays the Sub-Adviser a fee at the annual rate of 0.375% of the average daily net assets of the Series. Lord Abbett will pay this fee to the Sub-Adviser within ten business days of receipt by Lord Abbett of the advisory fee payable to it by the Series under its Management Contract.

The Sub-Adviser also serves as sub-adviser to the International Series of the Lord Abbett Securities Trust ("International Series"), at the same fee rate as in the Sub-Investment Management Agreement. The following table compares the sub-advisory fee and size of the Equity Series to that of the International Series.


Fund             Sub-Advisory Fee Rate           Total Assets as of May 31, 1998

Equity Series   .375 of 1% of average daily               $84,196,747
                net assets

International  .375 of 1% of average daily                $114,425,180
Series         net assets


B.  Term

The Sub-Investment Management Agreement took effect on June 15, 1998. If approved by shareholders of the Series, the Sub-Investment Management Agreement will remain in effect until June 15, 2000. Thereafter, the Sub-Investment Management Agreement will continue in effect from year to year, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."


C.  Termination, Continuance and Amendment

Except as described above, the Sub-Investment Management Agreement will continue from year to year, subject to the annual approval of its continuance by a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) the Directors of the Fund, or (b) a majority of the Series' outstanding voting securities, as defined in the Investment Company Act of 1940, as amended, ("1940 Act"). The Sub-Investment Management Agreement is terminable at any time without penalty on 60 days' written notice by the Directors, by a vote of a majority of the Series' outstanding voting securities, or by Lord Abbett or the Sub-Adviser, as the case may be. The Sub-Investment Management Agreement terminates automatically in the event of its assignment or in the event that Lord Abbett ceases to act as the Series' investment manager.

D.  Limitation of Liability

The Sub-Investment Management Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Series or Lord Abbett in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Agreement.

For the fiscal year ended December 31, 1997, the Series paid fees of $636,532 to Lord Abbett for its investment management services and fees of $245,782 to Lord Abbett Distributor LLC, a subsidiary of Lord Abbett, for remittance to authorized institutions and/or its own use under the Series' plans of distribution.

E.  Analysis of Proposal and Review of Directors

The Directors have  determined that the terms of the  Sub-Investment  Management
Agreement are fair and reasonable. In approving the Sub-Investment Management Agreement and recommending its approval by the shareholders of the Series, the Directors, including the Independent Directors, considering the best interest of the shareholders of the Fund and the Series, took into account all factors they deemed relevant. These factors and the Directors' related analysis are described below.

The Directors also considered the proposed relationship between the Sub-Adviser and Lord Abbett as described in Proposal 2 below. Following the transactions described there, Lord Abbett will hold a 25% or greater ownership interest in the Sub-Adviser. Thus, the interests of Lord Abbett, and indirectly the Fund, will be represented with respect to the Sub-Adviser.

Throughout the review process, the Independent Directors were advised by counsel to the Fund, who were not counsel to Lord Abbett or the Sub-Adviser.


F.  Directors' Evaluation and Recommendation

The Directors, including all of the Independent Directors, by a vote cast at a meeting held on June 17, 1998, unanimously voted to recommend to the shareholders of the Series that they vote to approve the Sub-Investment Management Agreement. If the Sub-Investment Management Agreement is not approved by the shareholders of the Series, the Directors would consider what additional action, if any, is appropriate.

The Directors, in considering whether to approve and recommend to shareholders that they vote to approve the Sub-Investment Management Agreement, considered the terms of the Sub-Investment Management Agreement, the quality and experience of the Sub-Adviser's management, and the investment performance of the accounts managed by the Sub-Adviser. Although the Directors considered all of these factors, they noted in particular the experience of Mr. Taylor, the historical performance of the International Series, which the Sub-Adviser has advised since 1996, and the fact that the terms of the Sub-Investment Management Agreement are substantially identical to those of the previous Sub-Investment Management Agreement.

The Board of Directors recommends that shareholders vote in favor of the proposed Sub-Investment Management Agreement.

G.  Required Vote

Approval of this proposal requires the affirmative vote of a "majority" of the Series' outstanding voting securities. A majority means the lesser of (i) 67% or more of the Series' shares present at the Meeting if the holders of more than 50% of the Series' outstanding shares are present or represented by proxy at the Meeting or (ii) more than 50% of the Series' outstanding shares (a "1940 Act Majority Shareholder Vote"). The effect of an abstention or broker non-vote is the same as a vote against this proposal.

2.   PROPOSAL  TO  APPROVE  A  NEW   SUB-INVESTMENT   MANAGEMENT   AGREEMENT  IN
     ANTICIPATION OF LORD ABBETT'S ACQUISITION OF A 25% OR GREATER OWNERSHIP INTEREST IN THE SUB-ADVISER

Lord Abbett directly owns 21.05% of the Sub-Adviser's outstanding stock. Lord Abbett also has a small indirect ownership interest in the Sub-Adviser, as described in Proposal 1. Lord Abbett intends to increase its direct ownership interest in the Sub-Adviser to 25% or more in one or more transactions after this special shareholders' meeting, if the vote is favorable. Under the 1940 Act, these transactions may result in an assignment of the current Sub-Investment Management Agreement, resulting in its termination. Accordingly, the Board of Directors recommends that shareholders approve a new Sub-Investment Management Agreement, on the same terms and for the same reasons as the agreement described in Proposal 1.

Required Vote

Approval of this proposal requires the affirmative vote of a "majority" of the Series' outstanding voting securities. A majority means the lesser of (i) 67% or more of the Series' shares present at the Meeting if the holders of more than 50% of the Series' outstanding shares are present or represented by proxy at the Meeting or (ii) more than 50% of the Series' outstanding shares (a "1940 Act Majority Shareholder Vote"). The effect of an abstention or broker non-vote is the same as a vote against this proposal.

The Board of Directors recommends that shareholders vote in favor of the proposed new Sub-Investment Management Agreement.


3.       OTHER INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.


         a.       Timeliness of Shareholder Proposals

                  Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

         b.       Investment Adviser and Underwriter

                  Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and Lord Abbett Distributor LLC, a subsidiary of Lord Abbett located at the same address, acts as principal underwriter with respect to the Fund.

         c.       Annual Report Available Upon Request

                  The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such report(s) by writing to the Fund or by calling 800-874-3733.

                                                 LORD ABBETT GLOBAL FUND, INC.

                                                 Paul A. Hilstad
                                                 Vice President and Secretary

                                                                      Exhibit A


                                                                   June 15, 1998

Fuji Investment Management Co. (Europe) Ltd.
River Plate House
7-11 Finsbury Circus
London EC2M 7HJ, England


                                    Sub-Investment Management Agreement

Dear Sirs:

         Lord Abbett Global Fund, Inc. (the "Fund") has been organized as a Corporation under the laws of the State of Maryland to engage in the business of an investment company. This Agreement is made with respect to the Equity Series of the Fund. The Fund's directors have selected Lord Abbett & Co. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, under the terms and conditions provided in the Management Agreement, dated August 29, 1988, between the Fund and the Adviser (the "Management Agreement"). The Adviser and the directors of the Fund have selected Fuji Investment Management Co. (Europe) Ltd., River Plate House, 7-11 Finsbury Circus, London EC2M 7HJ, England (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below with respect to such portion of the assets of the Equity Series as the Adviser, in consultation with the Sub-Adviser, shall allocate to investments in countries other than the United States (the "Foreign Assets") and the Sub-Adviser is willing to provide such advice and services, subject to the review of the directors and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants (i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended and (ii) it is regulated by Investment Management Regulatory Organization Limited in the conduct of its Investment Business.

         The Adviser agrees with the Sub-Adviser as follows:

     1. Delivery of Documents. The Fund has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

     (a) Articles of Incorporation of the Fund, filed in Maryland on February 23, 1988 (the "Articles").

                  (b) By-Laws of the Fund as in effect on the date hereof.

                  (c) Resolutions of the directors of the Fund selecting the Sub-Adviser as sub-adviser to the Adviser with respect to the Equity Series of the Fund (the "Series") and approving the form of this Agreement.

                  (d) Resolutions of the directors of the Fund selecting the Adviser as investment adviser to the Fund and approving the form of the Adviser's Management Agreement with the Fund.

                  (e) The Adviser's Management Agreement with the Fund.

                  (f) Commitments, limitations and undertakings made by the Fund to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states.

                  (g) The Adviser's and the Fund's Code of Ethics as currently in effect.

         The Fund will  furnish the  Sub-Adviser  from time to time with copies,
properly  certified  or  otherwise  authenticated,   of  all  amendments  of  or
supplements to the foregoing, if any.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Adviser for the Series a continuing and suitable investment program with respect to investments in Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series. In the performance of the Sub-Adviser's duties hereunder, subject always (i) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to
Section 1, as each of the same may from time to time be amended or supplemented, and (ii) to the limitations set forth in the registration statement of the Fund as in effect from time to time under the Securities Act of 1933, as amended, the Sub-Adviser will, at its own expense with respect to the Foreign Assets:

                  (a) furnish the Adviser with advice and recommendations with respect to the Foreign Assets, consistent with the investment policies, objectives and restrictions of the Series, including advice on the selection and allocation of investments among foreign securities markets and among foreign equity and debt securities;

                  (b) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, determine which portfolio securities of the Series consisting of Foreign Assets should be purchased, held or disposed of and what portion of such assets, if any, should be held in cash or equivalents denominated in United States dollars or foreign currencies;

                  (c) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make decisions for the Series respecting foreign currency matters having regard to foreign exchange controls, if any, including determinations with respect to entering into forward foreign exchange contracts;

                  (d) subject to prior consultation with the Adviser, except as such consultation shall be waived or limited by the Adviser, make determinations as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Series' Foreign Assets shall be exercised;

                  (e)  furnish  the  Adviser   with   research,   economic   and
statistical data in connection with the Series' investments and investment policies respecting Foreign Assets;

                  (f) submit such reports relating to the valuation of the Series' securities consisting of Foreign Assets, including forward foreign exchange contracts relating to such Foreign Assets, as the Adviser may reasonably request;

                  (g) engage in negotiations relating to the Series' investments in Foreign Assets with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

                  (h) consistent with the provisions of Section 7 of this Agreement, place all orders for the purchase, sale or exchange of portfolio securities consisting of Foreign Assets for the Series' account with brokers or dealers selected by the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the directors and set forth in the Prospectus and Statement of Additional Information of the Fund.

                  (i) from time to time or at any time requested by the Adviser or the Fund's directors, make reports to the Adviser or the Fund, as requested, of the Sub-Adviser's performance of the foregoing services;

                  (j) subject to the supervision of the Adviser, maintain and preserve the records required by the Investment Company Act of 1940 to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

                  (k) obtain and evaluate such information relating to economies, industries, businesses and securities markets, as well as portfolio securities of the Series, as the Sub-Adviser may deem necessary or useful in the discharge of its duties hereunder;

                  (l) give instructions to the custodian and any sub-custodian of the Series as to deliveries of securities to and from such custodian or sub-custodian, transfer of currencies and payments of cash for the account of the Series, and advise the Adviser on the same day such instructions are given; and

                  (m) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Forms N-1A and N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States and foreign agencies responsible for tax matters, and other reports and filings of like nature.

         3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

         4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay:

                  (a) the compensation and expenses of directors of the Fund, and of independent advisers, independent contractors, consultants, managers and other agents employed by the Fund other than through the Sub-Adviser;

                  (b) legal, accounting and auditing fees and expenses of the
                      Fund;

                  (c) the fees or disbursements of custodians, sub-custodians and depositories of the Series' assets, transfer agents, disbursing agents, plan agents and registrars;

                  (d) taxes and governmental fees assessed against the Fund's assets and payable by the Series;

                  (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders, except that the Sub-Adviser shall bear the costs of providing the information referred to in
Section 2(m);

                  (f)      brokers' commissions and underwriting fees;

                  (g) fees and other expenses related to foreign currency transactions, including entering into forward foreign exchange contracts; and

                  (h) the expense of periodic calculations of the net asset value of the Fund's shares.

         5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided, the Adviser will pay the Sub-Adviser each month a fee equal to one-half of the Adviser's fee received from the Fund pursuant to the Management Agreement during such month for services provided on or after the date of this Agreement, computed and paid in United States dollars. Under the Management Agreement as in effect on the date hereof, the Sub-Adviser's fee is 0.375% of the average daily net assets of the Series, subject to waiver or subsidy by the Adviser of all or a portion of the fees due to it under the Management Agreement. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder.

         If in any fiscal year of the Fund the Adviser is required, or deems it appropriate, to reduce its fee or to reimburse expenses of the Fund pursuant to the terms of its Management Agreement with the Fund, the Sub-Adviser will likewise reduce its fee or reimburse the Adviser, within 30 days after the Adviser has notified the Sub-Adviser that the Adviser has so reduced its fee or reimbursed the Fund, in an amount equal to one half of such reduction or reimbursement. If any such management fees are later repaid by the Fund, one half of such repayment will be paid to the Sub-Adviser. The net asset value of the Fund shall be determined pursuant to the provisions of the Fund's Prospectus and Statement of Additional Information. The Adviser agrees that no voluntary reductions in its fee will be made without prior consultation with the Sub-Adviser.

         6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's, except that, without the written consent of the Adviser, which consent shall not be unreasonably withheld, the Sub-Adviser shall not act as investment manager for or provide investment advice to any other investment company registered under the Investment Company Act of 1940 with investment objectives and policies similar to the Fund's. It is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or its affiliates.

         7. Avoidance of Inconsistent Position, etc. In connection with purchases or sales of portfolio securities for the account of the Series, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Adviser shall adopt and implement policies and procedures substantially similar to those contained in the Adviser's Code of Ethics (a copy of which has been furnished to the Sub-Adviser by the Adviser), which shall apply to the Sub-Adviser, its officers, directors and employees. The Sub-Adviser shall not knowingly recommend that the Series purchase, sell or retain securities of any issuer in which the Sub-Adviser or any of its affiliates has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction. For purposes of the foregoing sentence, the term "affiliate" shall have the same meaning as under the Investment Company Act of 1940. If any occasion should arise in which the Sub-Adviser advises persons concerning the shares of the Series, the Sub-Adviser will act solely on its own behalf and not in any way on behalf of the Fund.

         8. No Partnership or Joint Venture. The Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         10. Duration and Termination of this Contract. This Agreement shall become effective on June 15, 1998 and is to be submitted to a meeting of shareholders of the Equity Series of the Fund no later than October 13, 1998 and called for the purpose of approving this Agreement. If approved at that meeting, this Agreement shall be effective for two years from the date of its execution and thereafter from year to year, but only so long as such continuance is specifically approved, in the case of the first such approval, prior to its second anniversary and thereafter at least annually by (a) a majority of the directors of the Fund who are not interested persons of the Adviser, of the Sub-Adviser or (other than as directors) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the directors of the Fund, or (ii) a majority of the outstanding voting securities of the Series. If not approved by shareholders of the Equity Series by October 13, 1998, this Agreement shall automatically terminate on that date. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, by the Adviser or by the Sub-Adviser. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract with the Fund. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940, as amended (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

         11. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the directors of the Fund, including a majority of the directors who are not interested persons of the Adviser, of the Sub-Adviser or (other than as directors) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Fund and the Adviser may use the name "Fuji Investment Management Co. (Europe) Ltd." or any name derived from or similar to that name in reports, filings, shareholder communications, registration statements, advertising materials and materials of like nature, subject always to the right of the Sub-Adviser to review any such materials prior to their use, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund and the Adviser will (to the extent they lawfully can) cease to use the name "Fuji Investment Management Co. (Europe) Ltd." or any other name indicating that the Fund or the Adviser is advised by or otherwise connected with the Sub-Adviser.

         13. Governing Law. This Agreement shall be construed in accordance with the laws of New York and the applicable provisions of the Investment Company Act of 1940, as amended.


                                                              Yours very truly,

                                                              LORD, ABBETT & CO.


                                                              By
                                                              Robert S. Dow
                                                              Managing Partner

The foregoing contract
is hereby agreed to as of
the date hereof.

FUJI INVESTMENT MANAGEMENT CO. (EUROPE) LTD.

By


The foregoing contract is hereby accepted as of the date hereof.

LORD ABBETT GLOBAL FUND, INC.


By
                Vice President

X         Please Mark Votes
          As In This Example

LORD ABBETT GLOBAL FUND, INC. - LORD ABBETT EQUITY SERIES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2.

1. To approve or disapprove a Sub-Investment Management Agreement with Fuji-Lord Abbett International, Limited (formerly named Fuji Investment Management Co. (Europe) Ltd.), as described in the Proxy Statement.

 __ For   __ Against   __ Abstain


2. To approve or disapprove a new Sub-Investment Management Agreement with Fuji-Lord Abbett International, Limited in anticipation of Lord, Abbett & Co.'s acquisition of a 25% or greater ownership interest in the Sub-Adviser, as described in the Proxy Statement.

__  For   __ Against  __ Abstain


Mark box at right if an address change or comment has been noted on the reverse side of this card. ____

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.       Date



Shareholder sign here                             Co-owner sign here



DETACH CARD                                       DETACH CARD

            LORD ABBETT GLOBAL FUND, INC. - LORD ABBETT EQUITY SERIES

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 15, 1998
                                875 Third Avenue
                               New York, New York



          The undersigned hereby appoints as proxies ROBERT S. DOW and PAUL A. HILSTAD and each of them with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the Special Meeting of shareholders of the Equity Series (the "Series") of LORD ABBETT GLOBAL FUND, INC. on September 15, 1998, including all adjournments, as specified on the reverse side, and in their discretion upon such other business as may properly be brought before the Meeting.

UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

 .
PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the Proxy Statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.




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